UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2006
Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-2256 (Commission File Number)	13-5409005 (IRS Employer Identification No.)
5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (972) 444-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 2.02 Results of Operations and Financial Condition
The following information is furnished pursuant to both Item 7.01 and Item 2.02.
The Registrant hereby furnishes the information set forth in its 2005 Financial and Operating Review, a copy of which is included as Exhibit 99.
ExxonMobil makes available (not incorporated into this report) a “PDF” version of the 2005 Financial and Operation Review on it’s website at www.exxonmobil.com, which some users may find more readable. Hard copies are also available on request from Exxon Mobil Corporation’s Office of Investor Relations at 972-444-1000. Materials on ExxonMobil’s website are not part of or incorporated by reference in this Form 8-K

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION
Date: March 22, 2006	By:	/s/ Patrick T. Mulva
		Name:	Patrick T. Mulva
		Title:	Vice President, Controller and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Exxon Mobil Corporation’s 2005 Financial and Operating Review.